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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 JULY 9, 2002

                                MAIL-WELL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

         1-12551                                       84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                 8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Please see the script of the company's investor conference call held July 9, 2002, filed pursuant to Regulation FD, attached hereto as Exhibit 99.1. See also the company's press releases dated July 9, 2002, attached hereto as Exhibits 99.2 and 99.3.





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mail-Well, Inc.
                                            ---------------
                                              (Registrant)


                                            By: /s/ Michel P. Salbaing
                                                ----------------------------
                                                Michel P. Salbaing
                                                Sr. Vice President and CFO
Date:  July 9, 2002


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                                EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

99.1         Script of Company's investor conference call held July 9, 2002.

99.2         Press Release, dated July 9, 2002.

99.3         Press Release, dated July 9, 2002.